Filed Pursuant To Rules 497(e)
                                            Registration No. 33-69688; 811-8064

--------------------------------------------------------------------------------

Montgomery Institutional Series: Emerging Markets Portfolio
600 Montgomery Street
San Francisco, California 94111
(415) 627-2487

Prospectus
October 27, 1995
(as amended January 16, 1996)

Montgomery Institutional Series: Emerging Markets Portfolio (the "Fund") seeks capital appreciation for institutional investors by investing primarily in equity securities of companies in countries having economies and markets that are or would be considered by the World Bank or the United Nations to be emerging or developing.

The Fund's shares are sold at net asset value with no sales load, no commissions, no Rule 12b-1 fees, and no dividend reinvestment or exchange fees. Purchases and redemptions may be made in certain circumstances with the payment of securities. When purchases or redemptions are made in cash, the Fund charges a fee to cover the expenses related to the investment of cash received by the Fund or related to the sale of securities to obtain cash, as appropriate, in order to prevent the dilution of the investments of existing shareholders. Shares purchased after November 1, 1995 will not be subject to both fees. Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion may not be subject to these fees. The Fund, rather than the Manager, ultimately receives these fees. In general, the minimum initial investment in the Fund is $2,000,000, and subsequent investments must be at least $100,000. The Manager or the Distributor, in its discretion, may waive these minimums. See "How to Invest in the Fund."

The Fund is managed by Montgomery Asset Management, L.P. (the "Manager"), an affiliate of Montgomery Securities (the "Distributor"). The Fund is a series of The Montgomery Funds II, an open-end management investment company, and is intended primarily for institutional investors. As is the case for all mutual funds, attainment of the Fund's investment objective cannot be assured.

Please read this Prospectus before investing and retain it for future reference. A Statement of Additional Information dated October 27, 1995, as may be revised, has been filed with the Securities and Exchange Commission, is incorporated by this reference and is available without charge by calling (415) 627-2487. If you are viewing the electronic version of this prospectus through an on-line computer service, you may request a printed version free of charge by calling
(415) 627-2487.

The Internet address for the Montgomery Institutional Series: Emerging Markets Portfolio is http://www.xperts.montgomery.com/1.

The Fund may offer other classes of shares to investors eligible to purchase those shares. The other classes of shares may have different fees and expenses than the class of shares offered in this Prospectus, and those different fees and expenses may affect performance. To obtain information concerning the other classes of shares not offered in this Prospectus, call the Montgomery Funds II at (415) 627-2487 or contact sales representatives or financial intermediaries who offer those classes.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

                    Montgomery Institutional Series:  Emerging Markets Portfolio
--------------------------------------------------------------------------------


TABLE OF CONTENTS


      Fees and Expenses of the Fund                                         3

      Financial Highlights                                                  4

      The Fund's Investment Objective and Policies                          5

      Management of the Fund                                                5

      How To Invest in the Fund                                             8

      How To Redeem an Investment in the Fund                               9

      How Net Asset Value is Determined                                    10

      Dividends and Distributions                                          11

      Taxation                                                             11

      Portfolio Securities                                                 11

      Other Investment Practices                                           13

      Risk Considerations                                                  17

      General Information                                                  18

      Backup Withholding Instructions                                      19

                          Fees And Expenses Of The Fund

Shareholder Transaction Expenses

An investor would pay the following charges when buying or redeeming shares of the Fund in cash:

--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage                    None
of offering price)
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of None offering price)
--------------------------------------------------------------------------------
Deferred Sales Load (as a percentage of original purchase price             None
or redemption proceeds, as applicable)
--------------------------------------------------------------------------------
Investment Expense Reimbursement Fee*                                       .75%
--------------------------------------------------------------------------------
Redemption Fees*+ (as a percentage of amount redeemed)                      .75%
--------------------------------------------------------------------------------
Exchange Fees                                                               None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees**                                                          1.25%
--------------------------------------------------------------------------------
Rule 12b-1 Fees                                                             None
--------------------------------------------------------------------------------
Other Expenses**                                                            None
--------------------------------------------------------------------------------
Total Fund Operating Expenses**                                            1.25%
--------------------------------------------------------------------------------

The previous tables are intended to assist the investor in understanding the various direct and indirect costs and expenses of the Fund. Operating expenses are paid out of the Fund's assets and are factored into the Fund's share price. The Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

* Investment expense reimbursement fees and redemption expense reimbursement fees are paid to the Fund to offset certain costs, such as brokers' commissions, incurred by the Fund in either investing the cash received from shareholders or selling securities to obtain cash to pay redemptions. Charging these fees enhances the return of the Fund for all existing shareholders. This fee will not be charged on investments made in the form of securities acceptable to the Manager and will not be charged on redemptions when the proceeds are paid in securities (although reregistration fees may be incurred). Shares purchased after November 1, 1995 will not be subject to both fees. For those shares, shareholders may elect which fee to pay. Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion may not be subject to these fees. See "Management of the Fund - Investment Expense and Redemption Expense Reimbursement Fees."

+ Redemptions effected via wire transfer may be required to pay a third-party service provider charge that will be directly deducted from redemption proceeds. This would be in addition to any redemption expense reimbursement fee. See "How to Redeem an Investment in the Fund - General."

** Expenses are based on actual expenses for the fiscal year ended June 30, 1995. The Manager will reduce its fees and may absorb or reimburse the Fund for certain expenses to the extent necessary to limit total annual fund operating expenses to the lesser of the amount indicated in the table for the Fund or the maximum allowed by applicable state expense limitations, subject to possible reimbursement by the Fund within the following three years if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. Absent the reduction, actual total Fund operating expenses for the period ended June 30, 1995 (annualized) would have been 1.79% (.54% other expenses). The Manager may terminate these voluntary reductions at any time. See "Management of the Fund."

Example of Fund Expenses

Assuming, hypothetically, that the Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of the Fund's shares would have paid the following total expenses upon redeeming such shares:

--------------------------------------------------------------------
1 Year                                     $20
--------------------------------------------------------------------
3 Years                                    $48
--------------------------------------------------------------------
5 Years                                    $78
--------------------------------------------------------------------
10 Years                                  $162
--------------------------------------------------------------------

This example is to help potential investors understand the effect of expenses. Investors should understand that this example does not represent past or future expenses or returns and that actual expenses and returns may vary.

                              Financial Highlights

                       Selected Per Share Data and Ratios

The following financial information was audited by Deloitte & Touche LLP, whose report, dated August 11, 1995, appears in the Annual Report of the Fund.

---------------------------------------------------------------------------------------------
                                                                                 Inception(2)
                                                           Year Ended              through
                                                         June 30, 1995(1)       June 30, 1994
---------------------------------------------------------------------------------------------
Net asset value, beginning of period....................... $ 43.71              $  50.00
---------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net investment income....................................    0.13(3)               0.09(3)
  Net realized and unrealized gain (loss) on investments...    0.67                 (6.67)
                                                               ----                  ----
  Total from investment operations.........................    0.80                 (6.58)
  Effect of redemption expense reimbursement fee...........    0.11                  0.29
---------------------------------------------------------------------------------------------
Distributions:
  Distributions from net investment income.................   (0.01)                  --
  Distribution from net realized capital gain..............     --                    --
                                                               ----                  ----
  Total Distributions......................................    0.01                   --
---------------------------------------------------------------------------------------------
Net asset value, end of period............................. $ 44.61              $  43.7161
=============================================================================================
Total Return(4)............................................    2.09%               (12.58)%
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (thousands)...................... $186,666             $ 127,085
Ratio of net operating expenses to average net assets
   Before expense reimbursement............................    1.79%                 1.81%(5)
   After expense reimbursement.............................    1.40%                 1.40%(5)
Ratio of net investment income to average net assets.......    0.29%                 0.47%(5)
Portfolio turnover rate....................................     101%                   33%
---------------------------------------------------------------------------------------------

1 Per share numbers have been calculated using the monthly average shares method, which more appropriately represent the per share data for the year because the use of the undistributed method did not accord with results of operations.

2  December 17, 1993

3 Net investment income (loss) before deferral of fees by Manager was $(0.05) and $0.01 for the year ended June 30, 1995 and period ended June 30, 1994, respectively.

4  Total return represents aggregate total return for the periods indicated.

5  Annualized

                                        4

The Fund's Investment Objective And Policies

The Fund's investment objective and general investment policies are described below. Specific portfolio securities that the Fund may purchase are described in "Portfolio Securities," beginning on page 11. Specific investment practices that the Fund may employ are described in "Other Investment Practices," beginning on page 13. Certain risks associated with investments in the Fund are described in those sections as well as in "Risk Considerations," beginning on page 17.

The Fund's investment objective is capital appreciation, which under normal conditions it seeks by investing at least 85% of its total assets in equity securities of companies in countries having emerging markets. For these purposes, the Fund defines an emerging market country as any country whose economy and market the World Bank or the United Nations considers to be emerging or developing.

The Fund currently limits its investments to the following emerging market countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, Thailand); Southern and Eastern Europe (Czech Republic, Greece, Hungary, Poland, Portugal, Turkey); Russia; Mid-East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, Tunisia, Zimbabwe). In the future, the Fund may invest in other emerging market countries. Under normal conditions, the Fund maintains investments in at least six emerging market countries at all times and does not invest more than 25% of its total assets in any one emerging market country.

The Fund considers emerging market companies to be companies whose securities are principally traded in the capital market of an emerging market country; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally traded; or organized under the laws of, and with a principal office in, an emerging market country.

The Fund uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. The Fund's goals are to invest in those countries that are expected to have the highest risk/reward tradeoff when incorporated into a total portfolio context and to construct a portfolio of emerging market investments that approximates the risk level of an internationally diversified portfolio of securities in developed markets. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information, and company visits.

The Fund invests primarily in common stocks, but it also may invest in other types of equity and equity derivative securities. The Fund may invest up to 15% of its total assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

The Fund may invest in certain debt securities issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Fund deems them to be equity derivative securities.
See "Portfolio Securities."

Josephine Jimenez, CFA, Bryan L. Sudweeks, Ph.D., CFA, Thomas R. Haslett, CFA and Angeline Ee are jointly responsible for managing the Fund's portfolio. See "Management of the Fund."

Management Of The Fund

The Montgomery Funds II (the "Trust") has a Board of Trustees that establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Trust and by the Manager pursuant to the terms of an Investment Management Agreement with the Fund.

Montgomery Asset Management, L.P., is the Fund's Manager. The Manager, a California limited partnership, was formed in 1990 as an investment adviser registered as such with the SEC under the Investment Advisers Act of 1940, as amended, and since then has advised private accounts, the series of funds of another registered investment company, The Montgomery Funds, as well as other series of funds of the Trust. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Securities, the Fund's Distributor. Under the Investment Company Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, the Manager may draw upon the research and administrative resources of Montgomery Securities in its discretion and consistent with applicable regulations.

Founded in 1969, Montgomery Securities is a fully integrated and highly focused investment banking partnership specializing in emerging growth companies. The firm's areas of expertise include research, corporate finance, sales and trading, and venture capital. Montgomery Securities' research department is one of the largest, most experienced groups headquartered outside the East Coast. Montgomery Securities, through its corporate finance department, is a well recognized underwriter of public offerings, and provides broad distribution of securities through its sales and trading organization.

Portfolio Managers

Josephine S. Jimenez, CFA, is a Managing Director and Portfolio Manager in charge of emerging markets investment research and is responsible for the Fund's investments in Latin America, the Philippines, Portugal and Turkey. Ms. Jimenez also is a portfolio manager for Montgomery Emerging Markets Fund (the "Montgomery Emerging Markets Fund"), a series of The Montgomery Funds, which commenced operations on March 1, 1992. From 1988 through 1991, Ms. Jimenez worked at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. as senior analyst and portfolio manager in charge of managing the investments in Latin America, the Philippines, and Portugal. From 1984 through 1987, she was an investment officer at Shawmut Corporation and, from 1982 through 1984, Ms. Jimenez was a securities analyst of U.S. equities at the Massachusetts Mutual Life Insurance Company. Ms. Jimenez received a Master of Science degree from the Massachusetts Institute of Technology in 1981 and a Bachelor of Science degree from New York University in 1979. She became a Chartered Financial Analyst in 1989.

Bryan L. Sudweeks, Ph.D., CFA, is a Managing Director and Portfolio Manager in charge of emerging markets asset allocation and is responsible for the Fund's investments in Asia, and emerging Europe. Dr. Sudweeks also is a portfolio manager for the Montgomery Emerging Markets Fund. Prior to joining the Manager, he was a senior analyst and portfolio manager of investments in Asia, Greece and Turkey at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, Dr. Sudweeks was a Professor of International Finance and Investments at George Washington University and also served as an Adjunct Professor of International Investments from 1988 until May 1991. Prior to teaching, Dr. Sudweeks was a consultant at the International Finance Corporation, the private sector arm of the World Bank, where he worked on developing and expanding the IFC Emerging Markets Database. He has also worked as a financial analyst at the Amdahl Corporation and at Utah International, a former subsidiary of General Electric.

Thomas R. Haslett, CFA, is a Vice President and Portfolio Manager. From 1987 until joining the Manager in April 1992, Mr. Haslett was a Portfolio Manager at Gannett, Welsh and Kotler in Boston, Massachusetts.

Angeline Ee is a Vice President and Portfolio Manager. From 1990 until joining the Manager in July 1994, Ms. Ee was an Investment Manager with AIG Investment Corp. in Hong Kong. From June 1989 until September 1990, Ms. Ee was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.

Management Fees and Other Expenses

The Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund, including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Fund with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with the Fund. The Manager also compensates the members of the Trust's Board of Trustees who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors. As compensation, the Fund pays the Manager a monthly management fee (accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of the Fund, at the annual rate of one and twenty-five one-hundredths percent (1.25%) of the first $50 million in average daily net assets, one percent (1.00%) of the next $50 million of daily net assets, and nine-tenths of one percent (.90%) of amounts over $100 million in average daily net assets. The management fee for the Fund is higher than for most mutual funds.

Montgomery  Asset  Management,  L.P.,  serves as the Fund's  Administrator  (the
"Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee at an annual rate of five one-hundredths of one percent (0.05%) of average daily equity assets.

The Fund is responsible for its own operating expenses including, but not limited to: the Manager's fee; the Administrator's fee; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, custodian, administrator, legal and auditing fees; shareholder servicing fees including fees to third party servicing agents; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registrations of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to the Fund's operations, plus any extraordinary and nonrecurring expenses which are not expressly assumed by the Manager.

The Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses at or below the lesser of the maximum allowable by applicable state expense limitations or one and twenty-five one hundredths of one percent (1.25%) of the Fund's average net assets. The Manager also may voluntarily reduce additional amounts to increase the return to the Fund's investors. The Manager may terminate those voluntary reductions at any time. Any reductions made by the Manager in its fees are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

In addition, the Manager may elect to absorb operating expenses that the Fund is obligated to pay in order to increase the return to the Fund's investors. To the extent the Manager performs a service or assumes an operating expense for which the Fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from the Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager, out of its own funds, also may compensate broker-dealers and other financial intermediaries that distribute the Fund's shares as well as other providers of shareholder and administrative services.

The Manager considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, the quality of services and execution and the availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Manager also may consider the sale of the Fund's shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

It is anticipated that Montgomery Securities also may act as one of the Fund's brokers in the purchase and sale of portfolio securities and, in that capacity, will receive brokerage commissions from the Fund. The Fund will use Montgomery Securities as its broker only when, in the judgment of the Manager and pursuant to review and procedures adopted by the Board of Trustees of the Trust, that firm will obtain for the Fund a price and execution at least as favorable as that available from other qualified brokers. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding the Fund's policies concerning the execution of portfolio transactions.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the master transfer agent for the Fund (the "Master Transfer Agent"), and performs certain recordkeeping and accounting functions. The Master Transfer Agent delegates certain transfer agent functions to DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, the Funds' transfer agent (the "Transfer Agent"). Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Fund's principal custodian (the "Custodian").

Investment Expense and Redemption Expense Reimbursement Fees

The Board of Trustees of the Trust and the Manager have determined that payment of an investment expense reimbursement fee by certain investors is appropriate to defray the significant costs, listed below, associated with investing the proceeds received by the Fund and to offset the dilutive effect such costs would otherwise have on the net asset value of shares held by existing shareholders. Likewise, the redemption expense reimbursement fee is used to defray the significant costs, listed below, associated with the sale of portfolio securities needed to pay cash redemption requests. Therefore, the shares of the Fund are sold at a public offering price which is equal to the net asset value of such shares plus the investment expense reimbursement fee. In addition, redemption requests are paid at net asset value less the redemption expense reimbursement fee.

The amount of the reimbursement fees represents the Manager's estimate of the costs reasonably anticipated to be associated with the purchase of securities with cash received from investors and the sale of securities to obtain cash. The fees are paid to the Fund and used by it to defray those costs. Those costs include brokerage commissions on listed securities, imputed commissions on over-the-counter securities, and, in the case of foreign countries, commissions, duties and taxes (other than taxes based on net income) imposed on the purchase or sale of securities. These costs do not include distribution-related expenses. It is possible that the amount of the reimbursement fees will be more or less than the actual costs they are intended to defray. The Fund will incur any extra costs or receive any excess fees, as applicable.

The Fund charges an investment expense reimbursement fee of seventy-five one-hundredths of one percent (0.75%) of the amount invested and a redemption expense reimbursement fee of seventy-five one-hundredths of one percent (0.75%) of the amount redeemed. Shares purchased after November 1, 1995 will not be subject to both fees. For those shares, shareholders may elect which fee to pay. Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion may not be subject to these fees. Reinvestments of dividends, capital gains distributions paid by the Fund and investments in kind are not subject to the expense reimbursement fees. Purchases and redemptions in kind are not subject to the expense reimbursement fees. See "How To Invest In The Fund - In Kind Purchases."

How To Invest In The Fund

The Fund's shares are offered directly to the public at their current net asset value plus any applicable investment expense reimbursement fee, with no sales load. The Fund's shares are offered for sale by Montgomery Securities, the Fund's Distributor, 600 Montgomery Street, San Francisco, California 94111,
(415) 627-2487, and through selected securities brokers and dealers.

The minimum initial investment in the Fund is $2,000,000. Subsequent investments for the Fund must be at least $100,000. The Manager or the Distributor, in its discretion, may waive these minimums. Purchases may also be made in certain circumstances by payment of securities. See "In Kind Purchases" below and the Statement of Additional Information for further details.

Investing Directly By Check

Investors who desire to purchase shares directly from the Fund by check should:

Initial Investment

     o   Complete the Account Application.

     o Make your check(s) payable to Montgomery Institutional Series: Emerging Markets Portfolio.

     o Mail or deliver the completed Account Application and your check(s) to the Transfer Agent: Montgomery Institutional Series: Emerging Markets Portfolio c/o DST Systems, Inc., P.O. Box 419073, Kansas City, MO 64141-6073.

Subsequent Investments

     o   Detach and complete the stub attached to your account statement. If you
         do  not  have  an  investment   stub,  mail  your  check  with  written
         instructions indicating the Fund name and your account number.

     o Make your check(s) payable to Montgomery Institutional Series: Emerging Markets Portfolio.

     o   Write your shareholder account number on the check.

     o Mail the check(s) and investment stub to the Transfer Agent: Montgomery Institutional Series: Emerging Markets Portfolio c/o DST Systems, Inc., P.O. Box 419073, Kansas City, MO 64141-6073.

Investing Directly By Wire

Investors who desire to purchase shares directly from the Fund by wire should:

Initial Investment

     o Before wiring funds, call the Transfer Agent at 1-800-447-4210 to advise the Transfer Agent that you intend to make an initial investment by wire and to receive an account number.

     o Provide the Transfer Agent with the name of the investor and the dollar amount to be invested.

     o Complete the Account Application. Be sure to include the date and the account number. Mail or deliver the completed Account Application to the appropriate address shown at the end of the Account Application.

      Request the investor's bank to transmit immediately available funds by wire for purchase of shares in the investor's name to the Transfer Agent's affiliated bank, as follows:

      Investors Fiduciary Trust Company
      ABA # 101003621
      For: DST Systems, Inc.
      Account # 7526601
      Attention:  Montgomery Institutional Series:
                  Emerging Markets Portfolio
      For credit to:  Name of Shareholder:
                                          --------------------------------
                      Shareholder Account Number:
                                                 --------------
Subsequent Investments

     o Instruct the bank to wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire.

It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner and any fees that may be imposed from their own banks.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor each reserve the right to reject any purchase order in whole or in part.

If an order, together with payment in proper form, is received by the Transfer Agent or Montgomery Securities by 4:00 p.m., New York time, on any day that the New York Stock Exchange ("NYSE") is open for trading, Fund shares will be purchased at the Fund's next-determined net asset value. Orders for Fund shares received after 4:00 p.m., New York time will be purchased at the next-determined net asset value after receipt of the order.

In Kind Purchases

An investor may purchase shares of the Fund by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable, their acquisition is consistent with the Fund's investment objective and policies, and the tendered securities are otherwise acceptable to the Fund's Manager. For purposes of in kind purchases, a security will be considered "readily marketable" if it is in the process of undergoing customary settlement and/or registration in its primary market. For the purposes of sales of shares of the Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Fund are valued for the purpose of calculating the net asset value of the Fund's shares.

Purchases of the Fund's shares with acceptable securities will not be charged an investment expense reimbursement fee. See "Fees and Expenses of the Fund" and "Management of the Fund - Investment Expense and Redemption Expense Reimbursement Fees."

Share Certificates

Share certificates will not be issued by the Fund. All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.

How To Redeem An Investment In The Fund

The Fund will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share, less any redemption expense reimbursement fee, next determined after the shares are validly tendered for redemption and such request is received by the

Transfer Agent or, in the case of repurchase orders, Montgomery Securities or other securities dealers. The procedures for requesting a redemption are set forth below.

Direct Redemption by Check or Wire

Redemptions can be requested in writing by letter directed to the Fund's Transfer Agent. If you want to have redemption proceeds wired directly to your bank account, include a voided check with your letter. Send your letter to Montgomery Institutional Series: Emerging Markets Portfolio c/o DST Systems, Inc., P.O. Box 419073, Kansas City, MO 64141-6073. The minimum amount that may be wired is $100,000 (wire charges, if any, will be deducted from redemption proceeds). The Fund reserves the right to permit lesser wire amounts or fees in the Manager's discretion. The Transfer Agent requires that the signature(s) on any written request be guaranteed by an eligible guarantor institution, such as a commercial bank, a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., an authorized credit union, a national securities exchange, a registered securities association, a clearing agency or a savings association. Please contact the Transfer Agent for more information.

In Kind Redemptions

When in the judgment of the Manager it is consistent with the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund's portfolio selected by the Manager in its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.

Redemptions of the Fund's shares for securities will not be charged any redemption expense reimbursement fee. See "Fees and Expenses of the Fund," and "Management of the Fund - Investment Expense and Redemption Expense Reimbursement Fees."

General

Payment of redemption proceeds is made promptly regardless of when redemption occurs, but not later than three days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions on the Account Application to a predesignated account. The minimum amount that may be wired is $100,000 (wire charges, if any, will be deducted from redemption proceeds). The Fund reserves the right to permit lesser wire amounts or fees in the Manager's discretion. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if at any time, due to redemptions by the shareholder, the total value of a shareholder's account is less than $100,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than $100,000 and will be allowed 30 days to make an additional investment to bring the value of that account to at least $100,000 before the Fund takes any action.

How Net Asset Value Is Determined

The net asset value of the Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Trust's officers, and by the manager and the Pricing Committee of the Board of Trustees of the Trust, respectively, in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

Securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will have their value translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Trustees. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even if there has not been any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close prior to the time the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected in the Fund's calculation of net asset value unless the Manager, under supervision of the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value.

Dividends And Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The Fund currently intends to make one or, if necessary to avoid the imposition of tax on the Fund, more distributions during each calendar year. A distribution may be made on or about December 31 of each year with respect to any undistributed capital gains earned during the one-year period ended October 31 of such calendar year. Another distribution of any undistributed capital gains will be made following the Fund's fiscal year end (June 30). The amount and frequency of distributions by the Fund are not guaranteed and are at the discretion of the Trust's Board of Trustees.

Unless investors request cash distributions in writing at least seven business days prior to the distribution, or on the Account Application, all dividends and other distributions will be reinvested automatically in additional shares of the Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date, without the imposition of an investment expense reimbursement fee.

Taxation

The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of its assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on the net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code pertaining to the timing of distributions. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation. The Fund may also incur tax liability to the extent it invests in "passive foreign investment companies." See the Statement of Additional Information for further information.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from the Fund are considered ordinary income. A portion of the distributions paid by the Fund may not be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt investors and non-U.S. investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

Portfolio Securities

Equity Securities

In seeking its investment objective, the Fund emphasizes investments in common stocks. The Fund also may invest in other types of equity securities and equity derivative securities such as preferred stocks, convertible securities, warrants, units, rights, and options on securities and on securities indices.

Depositary Receipts

The Fund also may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADR and EDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile than if such ADRs or EDRs were sponsored by the issuer.

Convertible Securities

The Fund also may invest in convertible securities as a form of equity securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines. For purposes of allocating the Fund's investments, the Manager regards convertible securities as a form of equity securities.

Securities Warrants

The Fund may invest up to 5% of its net assets in warrants, including warrants that are not listed on a securities exchange. A warrant typically is a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

Privatizations

The Fund believes that foreign governments' programs of selling all or part of the interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and may invest in privatizations as it deems appropriate. The ability of U.S. entities such as the Fund to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Special Situations

The Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. This Fund also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria established by the Board of Trustees. The Fund will not invest more than 15% of its total assets in all types of illiquid investments, including special situations.

Investment Companies

The Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which the Fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities and are subject to limitations under the Investment Company Act. The Fund also may incur tax liability to the extent it invests in stock of a foreign issuer that constitutes a "passive foreign investment company." See Statement of Additional Information.

The Fund does not intend to invest in other investment companies unless, in the judgment of the Manager, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In accordance with applicable state regulatory provisions, the Manager has agreed to waive its management fee with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund continues to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

Debt Securities

The Fund may purchase debt securities that complement its objective of capital appreciation, either through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In selecting debt securities, the Manager will seek out good credits. The Manager also analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy which may be changed by the Board of Trustees, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by Standard & Poor's Corporation ("S&P"), Baa by Moody's Investor Service, Inc. ("Moody's") or BBB by Fitch
Investor Services ("Fitch"), or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. Subject to this limitation, the Fund may invest in any debt security, including securities in default. See "Risk Considerations."

In addition to traditional corporate, governmental and supranational debt securities, the Fund may invest in external debt obligations issued by the governments, governmental entities and companies of emerging market countries. External debt obligations are those issued by an emerging market country or company to foreign lenders.

The percentage distribution between equity and debt will vary from country to country. The following factors, among others, will influence the proportion of the Fund's assets to be invested in equity securities versus debt securities: levels and anticipated trends in inflation and interest rates; expected rates of economic growth and corporate profits growth; changes in governmental policies, including regulations governing industry, trade, financial markets, and foreign and domestic investment; stability, solvency and expected trends of governmental finances; and the conditions of the balance of payments and changes in the terms of trade.

U.S. Government Securities

The Fund may invest in fixed rate and floating or variable rate U.S. Government securities. Certain obligations, including U.S. Treasury Bills, Notes and Bonds, and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National Mortgage Association ("FNMA"), Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Short-term U.S. Government securities generally are considered to be among the safest short-term investments. However, the U.S. Government does not guarantee the net asset value of the Fund's shares. Also, with respect to U.S. Government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such U.S. Government securities may involve risk of loss of principal and interest.

Other Investment Practices

The Fund also may engage in the investment practices described below, each of which may involve certain special risks. The Statement of Additional Information, under the heading "Investment Objective and Policies of the Fund," contains more detailed information about certain of these practices, including limitations designed to reduce these risks.

Repurchase Agreements

The Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, the Fund acquires a U.S. Government security or other high grade liquid debt instrument from a bank, a broker-dealer or other financial institution that simultaneously agrees to repurchase the same security from the Fund at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not determined by the coupon rate on the underlying security. Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by cash, letters of credit, U.S. Government securities or other high-grade liquid debt securities ("Segregable Assets"), either placed in a segregated account or separately identified and rendered unavailable for investment. If the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as disposition costs in liquidating the security. See the Statement of Additional Information for further information.

Borrowing

The Fund may borrow money from banks in an aggregate amount not to exceed 10% of the Fund's total assets to meet temporary or emergency purposes, and the Fund may pledge its assets in connection with such borrowings. The Fund will not purchase any securities while any such borrowings exceed 5% of the Fund's total assets.

Securities Lending

The Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 10% of the Fund's total assets. Each securities loan is collateralized with Segregable Assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. If the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines as well as disposition costs in liquidating the security. See the Statement of Additional Information for further information.

When-Issued and Forward Commitment Securities

The Fund may purchase U.S. Government or other securities on a "when-issued," and may purchase or sell securities on a "forward commitment" or "delayed delivery," basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally seven to 15 days later. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it causes its custodian to segregate cash, U.S. Government securities or other high grade liquid debt securities equal to the value of the when-issued or forward commitment securities and causes the segregated assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

Hedging and Risk Management Practices

In seeking to protect against the effect of adverse changes in the financial markets in which the Fund invests, or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Fund, the Fund may employ certain risk management practices using the following derivative securities and techniques (known as "derivatives"): forward currency exchange contracts, stock options, currency options, and stock and stock index options, futures contracts, swaps and options on futures contracts on U.S. Government and foreign government securities and currencies. The Board has adopted derivatives guidelines that require the Board to review each new type of derivative that may be used by the Fund. Some markets currently do not have instruments available for hedging transactions relating to currencies or to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such markets. To the extent that such markets do not exist, the Manager may not be able effectively to hedge its investment in such countries. Furthermore, the Fund will engage in hedging activities only when the Manager deems it to be appropriate and does not necessarily engage in hedging transactions with respect to each investment. The Statement of Additional Information contains further information on the Fund's hedging and risk management practices, including related risks and other special considerations.

Forward Currency Contracts. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund normally conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of the transaction, or through entering into forward contracts to purchase or sell foreign currencies at a future date. The Fund generally does not enter into a forward contract with a term greater than one year.

The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy or sell the amount of foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country may suffer or substantially benefit against the U.S. dollar, it may enter into a forward contract to buy or sell the currency of such country approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into forward contracts if, as a result, the Fund will have more than one-third of its total assets committed to the consummation of such contracts or unless the Fund owns the currency that it is obligated to deliver or has caused its custodian to segregate cash, U.S. Government securities or other high grade liquid debt securities having a value sufficient to cover its obligations to purchase the currency. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be predicted accurately.

Options on Securities, Securities Indices and Currencies. The Fund also may purchase put and call options on securities and currencies traded on U.S. exchanges and, to the extent permitted by law, foreign exchanges, as well as in the over-the-counter market. The Fund may purchase call options on securities which it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency relative to the U.S. dollar). The Fund also may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value in the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). The ability to purchase put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from such a sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction cost.

The Fund also may  purchase  put and call  options on stock  indices in order to
hedge   against  the  risk  of  stock  market  or   industry-wide   stock  price
fluctuations.

The Fund may purchase options on currencies in order to hedge its positions in a manner similar to its use of forward foreign exchange contracts and futures contracts on currencies.

The Fund may purchase and write options in the over-the-counter market ("OTC options") to the same extent that they may engage in transactions in exchange-traded options. OTC options differ from exchange-traded options in that they are negotiated individually and terms of the contract are not standardized as is the case with exchange-traded options. Moreover, because there is no clearing corporation involved in an OTC option, there is a risk of non-performance by the counterparty to the option. However, OTC options generally are much more available for securities in a wider range of expiration dates and exercise prices than exchange-traded options. It is the current position of the staff of the SEC that OTC options (and securities underlying the OTC options) are illiquid securities except to the extent OTC options are entered into with U.S. Government securities dealers designated by the Federal Reserve Bank of New York under guidelines specified by the SEC staff.
Accordingly, the Fund will treat OTC options as subject to the Fund's limitations on illiquid securities until such time as there is a change in the SEC's position. State securities laws also may impose further limitations.

Futures and Options on Futures. To protect against the effect of adverse changes in interest rates, the Fund may purchase and sell interest rate futures contracts. An interest rate futures contract is an agreement by the Fund to purchase or sell debt securities, usually U.S. Government securities, at a specified date and price. The Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge its portfolio against an anticipated increase in interest rates and a corresponding decline in the Fund's portfolio debt securities. The Fund may purchase an interest rate futures contract (i.e., enter into a futures contract to purchase an underlying security) to hedge against an interest rate decrease and corresponding increase in the value of debt securities it anticipates purchasing. The Fund also may purchase and sell put and call options on interest rate futures contracts in lieu of, and for the same purposes as, entering into the underlying interest rate futures contracts. The Fund segregates cash, U.S. Government securities or other high grade liquid debt obligations or cash equivalents equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts for which it has an obligation to purchase.

The Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options purchased by the Fund would exceed 5% of the value of the Fund's total assets. The Fund will not purchase futures contracts or related options if, as a result, more than one-third of the value of the Fund's total assets would be so invested.

Hedging Considerations. There can be no assurance that the Fund's hedging transactions will be successful. The Fund also could be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market.

Futures, options and options on futures have effective durations which, in general, are closely related to the effective duration of their underlying securities. Holding purchased futures or call option positions (backed by segregated cash, U.S. Government securities or other high grade liquid debt obligations) lengthens the effective duration of the Fund's portfolio.

While utilization of options, futures contracts and related options and similar instruments may be advantageous to the Fund, the Fund's performance will be worse than if the Fund did not make such investments if the Manager is not successful in employing such instruments in managing the Fund's investments or in predicting changes in the market. In addition, the Fund pays commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. A further discussion of the possible risks involved in transactions in options and futures contracts and related options is contained in the Statement of Additional Information.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund will treat any securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid securities. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid securities. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933, as amended, and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid. State securities laws may impose further limitations on the amount of illiquid or restricted securities that the Fund may purchase.

Defensive Investments and Portfolio Turnover

Notwithstanding its investment objective, the Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies) such as U.S. Government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in the Fund.

Portfolio securities are sold whenever the Manager believes it is appropriate, regardless of how long the securities have been held by the Fund. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Portfolio turnover also may result in the recognition of capital gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. For the fiscal year ended June 30, 1995, portfolio turnover was 101% (33% for 1994, not annualized). The annual portfolio turnover for the Fund is anticipated to be less than 100%. However, the Manager does not regard portfolio turnover as a limiting factor.

Investment Restrictions

The investment objective of the Fund is fundamental and may not be changed without shareholder approval, but unless otherwise stated, the Fund's other investment policies may be changed by the Trust's Board of Trustees. If there is a change in the investment objective or policies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. The Fund is subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

Risk Considerations

Small Companies

While the Fund may invest in mature suppliers of products and services, and technologies, the Fund also may invest in smaller companies that can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than larger, mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Foreign Securities

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund. The Fund has the right to purchase securities in foreign countries. Accordingly, shareholders should carefully consider the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investments in securities of companies domiciled in, and markets of, emerging market countries may be subject to higher risks than investments in more developed countries.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments which could adversely affect investment in securities of issuers in foreign nations. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Further risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in the Prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services, and other costs relating to investments by the Fund in other countries generally are greater than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result either in loss to the Fund if the value of the portfolio security subsequently declined or, if the Fund entered into a contract to sell the security, could result in possible claims against the Fund. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

Because the securities of the Fund may be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also will affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and the Fund therefore may engage in certain foreign currency hedging strategies. Such strategies involve certain investment risks and transaction costs to which the Fund might not otherwise be subject. These risks include dependence on the Manager's ability to predict movements in exchange rates, as well as the difficulty of predicting, and the imperfect movements between, exchange rates and currency hedges.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Lower Quality Debt

The Fund is authorized to invest in medium quality (rated or equivalent to BBB by S&P or Fitch's or Baa by Moody's) or (in limited amounts) high risk, lower quality debt securities (i.e., securities rated below BBB or Baa) or, if unrated, deemed to be of equivalent investment quality as determined by the Manager. Medium quality debt securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, deemed to be of comparable quality as determined by the Manager using guidelines approved by the Board of Trustees. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound in the Manager's opinion. The Fund, from time to time, may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

Interest Rates

The market value of debt securities sensitive to prevailing interest rates is inversely related to actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market debt value, of these securities. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.

General Information

The Trust

The Fund is a separate series of The Montgomery Funds II, a Delaware business trust which was organized on September 8, 1993. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.01 par value, in any number of series. The Fund is one of several series of the Trust, the assets and liabilities of which are separate and distinct from each other.

As of August 24, 1995, all of the previously outstanding shares of each series of the Trust were redesignated as Class R shares. That redesignation did not affect the rights of holders of those shares. Other classes of shares were designated simultaneously. This Prospectus relates only to the Class R shares of the Fund. The Fund may in the future designate other classes of shares for specific purposes.

Shareholder Rights

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Management Agreement); all series of the Trust will vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required to and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions contained in Section 16(c) of the Investment Company Act.

Performance Information

From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information generally will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 cash investment that includes capital appreciation and depreciation for the stated period according to a specific formula, but is subject to the expense reimbursement fees discussed elsewhere in this Prospectus. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against the Fund's income. See "Performance Information" in the Statement of Additional Information.

The investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Legal Opinion

The validity of shares of beneficial interest offered by this Prospectus will be passed on by Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104.

Shareholder Reports and Inquiries

Unless otherwise requested, only one copy of each shareholder report or other material will be sent to each address regardless of the number of shareholders or accounts at that address. Shareholder inquiries generally should be directed to (415) 627- 2487.

Backup Withholding Instructions

Shareholders are required by law to provide the Fund with their correct Social Security or other Taxpayer Identification Number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure to provide a correct TIN, to check the appropriate boxes in the Account Application and to sign the shareholder's name could result in backup withholding by the Fund of an amount of income tax equal to 31% of distributions, redemptions, exchanges and other payments made to a shareholder's account. Any tax withheld may be credited against taxes owed on a shareholder's federal income tax return.

A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished.

If a shareholder has been notified by the IRS that the shareholder is subject to backup withholding because the shareholder failed to report all interest and dividend income on his, her or its tax return and the shareholder has not been notified by the IRS that such withholding should cease, the shareholder should cross out the backup withholding certification in the signature portion of the Account Application.

If a shareholder is a nonresident alien or foreign entity, a completed Form W-8 should be provided to the Fund in order to avoid backup withholding on redemptions and other payments. Dividends paid to a shareholder account by the Fund may be subject to up to 30% withholding instead of backup withholding.

If a shareholder is an exempt recipient, the shareholder should furnish a TIN. Exempt recipients include: certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

For further information regarding backup withholding, see Section 3406 of the Code and consult with a tax adviser.


                        ---------------------------------




This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus, the Statement of Additional Information, or in the Fund's official sales literature.

                               Investment Manager
                        Montgomery Asset Management, L.P.
                              600 Montgomery Street
                         San Francisco, California 94111
                                 (415) 627-2487

                                   Distributor
                              Montgomery Securities
                              600 Montgomery Street
                         San Francisco, California 94111
                                 (415) 627-2485

                                    Custodian
                          Morgan Stanley Trust Company
                              One Pierrepont Plaza
                            Brooklyn, New York 11201

                                 Transfer Agent
                                DST Systems, Inc.
                                 P.O. Box 419073
                        Kansas City, Missouri 64141-6073
                                 1-800-447-4210

                                    Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104